Exhibit 99.1

Oct 13, 2026 8:24 AM Eastern Daylight Time

Bumble Inc. to Be Acquired by Ithaca Holdings, the Long-Term Holding Company for
Enduring Technology Businesses

Bumble Shareholders to Receive $6.05 Per Share in Cash Representing a 138% Premium to the Unaffected
Share Price

AUSTIN, Texas -- (BUSINESS WIRE) -- Bumble Inc. (NASDAQ: BMBL) (“Bumble” or “the Company”) today announced that it entered into a definitive agreement to be acquired by Ithaca Holdings (“Ithaca”) in an all-cash transaction valuing the Company at $1.3 billion.

Under the terms of the agreement, Bumble common shareholders will receive cash consideration of $6.05 per share of Class A Common Stock, representing an approximately 138% premium to the unaffected closing share price on October 9, 2026, and a premium of approximately 119% to the 30-day volume weighted average price as of October 9, 2026.

Transaction Details

An independent Special Committee of Bumble’s Board of Directors (“Special Committee”), advised by independent legal and financial advisors, conducted a rigorous process to evaluate a range of strategic alternatives.

After careful consideration, the Special Committee determined that Ithaca's proposed transaction is in the best interest of Bumble’s common shareholders and recommended approval of the transaction to the full Board of Directors. Acting upon the Special Committee’s recommendation, the Board unanimously approved the transaction, excluding Whitney Wolfe Herd who recused herself from the Board’s deliberations and voting on the matter. Following execution of the definitive agreement, affiliates of Blackstone and Ms. Wolfe Herd approved the transaction by a written consent of shareholders, providing the requisite shareholder approval for the transaction. Bumble shareholders will receive an information statement as required by Delaware law and the federal securities laws.

Ithaca’s mission is to apply frontier technology to renew and accelerate businesses that enrich people’s lives and create lasting value in a world transformed by AI. Upon closing the transaction, Ithaca Co-CEOs, Ravi Gupta and John Hegeman, will become Co-CEOs of Bumble. They will partner closely with Ms. Wolfe Herd to extend Bumble’s original vision to help people find connections in life and love into the next era.

Bumble will operate as a privately-held company with offices in London, Austin and New York City, and is expected to remain based in Austin.

Ann Mather, Chair of Bumble’s Board of Directors and Chair of the Special Committee, stated:

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“The Special Committee was formed to conduct an independent review of strategic alternatives to maximize value for our public and unaffiliated shareholders. Supported by independent legal and financial advisors, the Committee thoroughly evaluated all available paths and determined that this transaction with Ithaca represents the best outcome for our shareholders. We appreciate the management team’s collaboration throughout our evaluation process."

Bumble’s Founder and CEO, Whitney Wolfe Herd, shared:

“Bumble was founded on a simple belief: meaningful relationships are essential to a healthy, happy life. Today, that belief feels more important than ever.”

“I am incredibly grateful to the entire Bumble team, whose dedication and belief in our mission have made this company what it is today. In Ithaca, we have found a partner who shares our vision, believes in our women-first mission, and is committed to investing in Bumble’s future. I am grateful to the Special Committee for their thoughtful work and am pleased to support this transaction based on the Board’s recommendation.”

“As Bumble’s Founder, my belief in this company and its potential to positively impact people around the world has never been stronger. That is why I will remain actively involved with Bumble. I believe deeply in Bumble’s future, and I look forward to working alongside Ravi, John, and the Bumble team as we continue to innovate, create meaningful connections, and write the next chapter of Bumble’s story. I truly believe the best is yet to come.”

Ithaca Holdings Co-Founders and Co-CEOs, Ravi Gupta and John Hegeman, added:

“Technology should work in service of our deepest source of fulfillment, human connection, and this investment is a bet on the future of humanity. People and societies will always need connection, relationships, love, and family, and we are excited to build on Bumble’s legacy and share its mission with the next generation of members.”

“Bumble has a unique combination of essential attributes, including its trusted brand and loyal community. As technology and dating habits evolve, we see huge potential to take it into the next era together, building on the foundation Whitney and the talented Bumble team have built. Whitney has a clear vision and strong principles, and we’re grateful for her partnership as we carry her mission forward together.”

Advisors

Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC are serving as financial advisors to the Special Committee, and Davis Polk & Wardwell LLP is serving as legal advisor to the Special Committee. Kirkland & Ellis LLP is serving as legal advisor, and KKR Capital Markets is serving as capital markets advisor to Ithaca Holdings in connection with the proposed transaction. Wachtell, Lipton, Rosen & Katz is serving as legal advisor to Whitney Wolfe Herd. Simpson Thacher & Bartlett LLP is serving as legal advisor to Blackstone.

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Third Quarter 2026 Earnings

The Company plans to file its quarterly report on Form 10-Q with the Securities and Exchange Commission (the “SEC”) by November 9, 2026. In light of this transaction, the Company does not plan to issue an earnings release or conduct a conference call to discuss financial results for the third quarter ending September 30, 2026.

About Bumble Inc.

Bumble Inc. is the parent company of Bumble, Badoo, and BFF. The Bumble platform brings people closer to love by enabling them to build healthy relationships. Founded in 2014 by Whitney Wolfe Herd, Bumble was one of the first dating apps built with women at the center and connects people across dating (Bumble Date) and friendship (BFF). Badoo, founded in 2006, was one of the pioneers of web and mobile dating products. BFF is a friendship app made to help you find your people.

About Ithaca Holdings

Ithaca is a holding company for enduring, market-leading technology businesses. It combines frontier technology with operating expertise to renew established companies and unlock their long-term potential. Its mission is to use frontier technology to build products and businesses that not only create lasting value but meaningfully enrich people's lives. For more information visit: https://www.ithacaholdings.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Except for historical information contained in this communication, the matters discussed herein contain forward-looking statements that involve risks and uncertainties. Such statements are provided under the “safe harbor” protection of the Act. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “positioning,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements include, but are not limited to, statements regarding the expected timing and completion of the Transaction (as defined below), the expected benefits of the Transaction, our product innovation and investment in platform capabilities, member experience enhancement plans, the ability to achieve product-led long-term growth, the ability to maintain financial discipline, future operating results, including revenue, growth opportunities, future spending and incremental investments and business trends, and our ability to deliver growth and value for shareholders. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Merger Agreement (the “Transaction”), including the expected time period to consummate the Transaction, opportunities and anticipated future performance.

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All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Bumble, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of Bumble’s Class A common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of Bumble to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against Bumble or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; significant costs or expenses incurred in connection with the Transaction; certain restrictions contained in the Merger Agreement that may impact Bumble’s ability to pursue certain business opportunities or strategic transactions; the risk of various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of Bumble’s control. All such factors are difficult to predict and are beyond our control, including those detailed in Bumble’s annual report on Form 10-K for the fiscal year ended December 31, 2025, quarterly reports on Form 10-Q and other documents subsequently filed by Bumble with the Securities and Exchange Commission (“SEC”) and that are available at https://ir.bumble.com/financials/sec-filings/default.aspx and at www.sec.gov. Bumble’s forward-looking statements are based on assumptions that Bumble believes to be reasonable but that may not prove to be accurate. Other unpredictable factors not discussed in this communication could also have material adverse effects on forward-looking statements. Bumble does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

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Important Information and Where to Find It

Bumble will prepare and file an information statement on Schedule 14C for its shareholders with respect to the approval of the Transaction. When completed, the information statement will be mailed to Bumble’s shareholders. In addition, certain participants in the Transaction will prepare and file with the SEC a Schedule 13E-3 Transaction Statement, which will contain important information on Bumble, Ithaca, the Transaction and related matters, including the terms and conditions of the Transaction. Copies of documents filed with the SEC can be accessed through the website maintained by the SEC at https://www.sec.gov and will be made available free of charge by accessing Bumble’s website at https://ir.bumble.com or by contacting Bumble via email by sending a message to ir@team.bumble.com.

Contacts

For Bumble:
Investor Contact
 ir@team.bumble.com

Media Contact
press@team.bumble.com

For Ithaca Holdings:
Media Contact
Lulu Meservey

lulu@rostra.co

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